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                                                                 EXHIBIT 23.2(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and
Stockholders of Prime Hospitality Corp.

     As independent public accountants, we hereby consent to the incorporation by reference of our reports included in the Company's Form 10-K for the year ended December 31, 1994, into this Registration Statement.

                                                             ARTHUR ANDERSEN LLP
Roseland, New Jersey
March 7, 1995